                                                                   EXHIBIT 10(c)


THIS WARRANT CERTIFICATE AND THE WARRANTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") BUT HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL EITHER (i) THE HOLDER THEREOF SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION THEREOF UNDER THE SECURITIES ACT IS NOT REQUIRED OR (ii) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WITH RESPECT THERETO SHALL HAVE BECOME EFFECTIVE.


No. W-17                                                        300,000 Warrants



                              WARRANT CERTIFICATE

                 Warrants to subscribe for and purchase shares
                      of Common Stock, par value $.01, of

                        NOVAMETRIX MEDICAL SYSTEMS INC.


               THIS CERTIFIES that, for value received, LOUIS P. PELLEGRINO, or registered successors and assigns, is the owner of the number of warrants (the "Warrants") set forth above, each of which entitles the owner thereof to purchase from NOVAMETRIX MEDICAL SYSTEMS INC., a Delaware corporation (herein called the "Company"), at any time during the period from 9:00 A.M. (New York
Time) on December 29, 1989 through 5:00 P.M. (New York Time) on December 28, 1999, one share of Common Stock, par value $.01, of the Company (individually, a "Common Share" and collectively, the "Common Shares"), at an initial exercise price of $1.00 per share, subject to adjustment from time to time pursuant to the provisions of Section 2. For purposes of this Warrant Certificate, the term "Common Shares" shall mean the class of capital stock of the Company designated common stock, par value $.01, as constituted on the date hereof, and any other class of capital stock of the Company resulting from successive changes or reclassifications of the Common Shares.

               1. Exercise of Warrants. The Warrants evidenced hereby may be exercised by the registered holder hereof, in whole or in part, by the surrender of this Warrant Certificate, duly endorsed (unless endorsement is waived by the Company), at the principal office of the Company (or at such other office or agency of the Company as it may





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designate by notice in writing to the registered holder hereof at such holder's last address appearing on the books of the Company) and upon payment to the Company by certified or official bank check or checks payable to the order of the Company of the purchase price of the Common Shares purchased. The Company agrees that the Common Shares so purchased shall be deemed to be issued to the registered holder hereof on the date on which this Warrant Certificate shall have been surrendered and payment made for such Common Shares as aforesaid; provided, however, that no such surrender and payment on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person entitled to receive such Common Shares as the record holder thereof on such date, but such surrender and payment shall be effective to constitute the person entitled to receive such Common Shares as the record holder thereof for all purposes immediately after the opening of business on the next succeeding day on which such stock transfer books are open. The certificate(s) for such Common Shares shall be delivered to the registered holder hereof within a reasonable time, not exceeding ten days, after Warrants evidenced hereby shall have been so exercised and a new Warrant Certificate evidencing the number of Warrants, if any, remaining unexercised shall also be issued to the registered holder within such time unless such Warrants shall have expired. No fractional Common Shares of the Company, or scrips for any such fractional shares, shall be issued upon the exercise of any Warrants.

               2.         Adjustment in Exercise Price and Number of Shares.
The initial exercise price of $1.00 per share shall be subject to adjustment from time to time as hereinafter provided (such price, as last adjusted, being hereinafter called the "Exercise Price"). Upon each adjustment of the Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

               (a) Adjustment of Warrant Exercise Price upon Issue of Common Shares. If and whenever after the date hereof the Company shall issue or sell any Common Shares for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, or the Company shall issue or sell any Common Shares for a consideration per share less than the Market Price (as hereinafter defined) of the Common Shares at the time of





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such issue or sale, then, forthwith upon such issue or sale, the Exercise Price shall be reduced (but not increased, except as otherwise specifically provided in Section 2(a)(C)) to the lower of the prices (calculated to the nearest cent) determined as follows:

               (x) by dividing (i) an amount equal to the sum of (A) the aggregate number of Common Shares outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price, and
         (B) the consideration, if any, received by the Company upon such issue or sale, by (ii) the aggregate number of Common Shares outstanding immediately after such issue or sale; and

               (y) by multiplying the Exercise Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i) the aggregate number of Common Shares outstanding immediately prior to such issue or sale multiplied by the Market Price of the Common Shares immediately prior to such issue or sale plus (ii) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (iii) the aggregate number of Common Shares outstanding immediately after such issue or sale, multiplied by (iv) the Market Price of the Common Shares immediately prior to such issue or sale.

No adjustment of the Exercise Price, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made upon the earlier of (i) the third anniversary of the issuance or deemed issuance of the securities requiring SUCH ADJUSTMENT hereunder, and
(ii) the time of and together with the next subsequent adjustment.

               For purposes of this Section 2(a), the following paragraphs (A) to (I), inclusive, shall be applicable:

               (A) Issuance of Rights or Options. In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of Common Shares or any stock or securities convertible into or exchangeable for Common Shares (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and





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         the price per share for which Common Shares are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, or plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of Common Shares issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options or less than the Market Price of the Common Shares determined as of the date of granting such rights or options, as the case may be, then the total maximum number of Common Shares issuable upon the exercise of such rights or options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Exercise Price specified in Section 2(a). Except as provided in subparagraph (C), no further adjustment of the Exercise Price shall be made upon the actual issue of such Common Shares or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Shares upon conversion or exchange of such Convertible Securities.

               (B) Issuance of Convertible Securities. In case at any time after the date hereof the Company shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the right to exchange or convert thereunder is immediately exercisable, and the price per share for which Common Shares are issuable upon such conversion or exchange (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of Common Shares issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, or less than the Market Price of the Common Shares determined as of the date of such issue or sale of such Convertible Securities, as the case may be, then the total maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding as of the date of the issue or sale of such Convertible Securities and to have been issued for such price per share, with the effect on the Exercise Price specified in Section 2(a); provided, however, that (a) except as otherwise provided in subparagraph (C), no further adjustment of the Exercise Price shall be made upon the actual issue of such Common Shares upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to the provisions of subparagraph (A), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

               (C) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any right or option referred to in subparagraph
         (A), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs
         (A) or (B), or the rate at which any Convertible Securities referred to in subparagraphs (A) or (B) are convertible into or exchangeable for Common Shares shall change (other than under or by reason of provisions designed to protect against dilution), the Exercise Price then in effect hereunder shall forthwith be readjusted (increased or decreased, as the case may be) to the Exercise Price which would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such option or right referred to in subparagraph (A), or the termination of any such right to convert or exchange any such Convertible Securities referred to in subparagraphs (A) or (B), the Exercise Price then in effect hereunder shall forthwith be readjusted (increased or decreased, as the case may

         be) to the Exercise Price which would have been in effect at the time of such expiration or termination had such right, option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been granted, issued or sold, and the Common Shares issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such right or option referred to in subparagraph (A) or the rate at which any Convertible Securities referred to in subparagraphs (A) or (B) are convertible into or exchangeable for Common Shares shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Shares upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Securities, the Exercise Price then in effect hereunder shall, if not already adjusted, forthwith be adjusted to such amount as would have obtained had such right, option or Convertible Securities never been issued as to such Common Shares and had adjustments been made upon the issuance of the Common Shares delivered as aforesaid, but only if as a result of such adjustment the Exercise Price then in effect hereunder is thereby reduced.

               (D) Stock Dividends. In case at any time the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in Common Shares or Convertible Securities, any Common Shares or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration with the effect on the Exercise Price specified in
         Section 2(a).

               (E) Consideration for Stock. In case at any time Common Shares or Convertible Securities or any rights or options to purchase any such Common Shares or Convertible Securities shall be issued or sold for cash, the consideration therefor shall be deemed to be the amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case at any time any Common Shares, Convertible Securities or any rights or options to purchase any such Common Shares or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case at any time any Common Shares, Convertible Securities or any rights or options to purchase any Common Shares or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such Common Shares, Convertible Securities, rights or options, as the case may be. In case at any time any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no consideration is allocated to such rights or options by the parties thereto, such rights or options shall be deemed to have been issued without consideration. In the event of any consolidation or merger of the Company in which stock or securities of another corporation are issued in exchange for Common Stock of the Company or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicted and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Exercise Price, the determination of the number of shares of Common Stock receivable upon exercise of this warrant Certificate immediately prior to such merger, consolidation or sale, for purposes of Section 2(c), shall be made after giving effect to such adjustment of the Exercise Price.

               (F) Record Date. In case the Company shall take a record of the holders of its Common Shares for the purpose of entitling them
         (i) to receive a dividend or other distribution payable in Common Shares or Convertible Securities, or (ii) to subscribe for or purchase Common Shares or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Shares or Convertible Securities deemed to have been issued or sold as a result of the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (G) Treasury Shares. The number of Common Shares outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Shares for the purposes of Section 2(a).

               (H) Definition of Market Price. The term "Market Price" shall mean, for any day, the last sale price for the Common Shares on the principal securities exchange on which the Common Shares are listed or admitted to trading, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Common Shares on the National Association of Securities Dealers National Market System, or, if the Common Shares shall not be listed on such system, the closing bid price in the over-the-counter market, in each such case, unless otherwise provided herein, averaged over a period of 20 consecutive business days prior to the day as of which Market Price is being determined. If at any time the Common Shares are not listed on any such exchange or such system or quoted in the over-the-counter market, the Market Price of the Common Shares shall be deemed to be the higher of (i) the book value thereof, as determined in accordance with generally accepted accounting principles consistent with those then being applied by the Company, by any firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing selected by the Board of Directors of the Company, as of the last day of the month ending within 31 days preceding the date as of which the determination is to be made, and (ii) the fair value thereof, as determined in good faith by an independent brokerage firm, Standard & Poor's Corporation or Moody's Investors Service, as of a date which is within 15 days preceding the date as of which the determination is to be made.

               (I) Certain Acquisitions. Anything herein to the contrary notwithstanding, in case at any time after the date hereof the Company shall issue any Common Shares or Convertible Securities, or any rights or options to purchase any Common Shares or Convertible Securities, in

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         connection with the acquisition by the Company of the stock or assets of any other corporation or the merger of any other corporation with and into the Company under circumstances where on the date of the issuance of such Common Shares or Convertible Securities, or such rights or options, the consideration received for such Common Shares or deemed to have been received for the Common Shares into which such Convertible Securities are convertible or for which such rights or options are exercisable is less than of the Market Price of the Common Shares, but on the date the number of Common Shares or Convertible Securities, or in the case of Convertible Securities other than stock, the aggregate principal amount of Convertible Securities, or the number of such rights or options was determined (as set forth in a binding agreement between the Company and the other party to the transaction) the consideration received for such Common Shares or deemed to have been received for the Common Shares into which such Convertible Securities are convertible or for which such rights or options are exercisable would not have been less than the Market Price of the Common Shares, such Common Shares shall not be deemed to have been issued for less than the Market Price of the Common Shares.

               (b) Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding Common Shares into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Shares of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

               (c) Reorganization, Reclassification, Consolidation, Merger. If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or sale, transfer or other disposition of all or substantially all of the Company's properties to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each holder of Warrants shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Common Shares immediately theretofore issuable upon exercise of the Warrants, such shares of stock, securities or properties as may be issuable or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of Common Shares immediately theretofore issuable upon exercise of the Warrants, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each holder of Warrants to the end that the provisions hereof (including, without limitation, provision for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition, unless prior to or simultaneously with the consummation thereof the successor corporation, if other than the Company, resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such properties shall assume, by written instrument executed and mailed or delivered to the holders of Warrants at the last address of such holders appearing on the books of the Company, the obligation to deliver to such holders such shares of stock, securities or properties, in accordance with the foregoing provisions, as such holders may be entitled to acquire. The above provisions of this subparagraph 2(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers, or other dispositions.

               (d) Liquidating and Other Dividends. (A) In case at any time the Company shall distribute pro rata to all holders of its Common Shares evidences of its indebtedness or assets (excluding cash dividends or cash distributions paid out of retained earnings or retained surplus) then, forthwith upon such distribution, the Exercise Price shall be reduced by the fair market value of the evidences of indebtedness or assets so distributed applicable to one Common Share (as conclusively determined by an investment banking firm designated by a majority in interest of the holders of warrants; it being understood that the fees of such investment banking firm shall be borne by the Company).

               (B) In case at any time the Company shall declare a cash dividend upon the Common Shares or make a cash distribution to all holders of its Common Shares (whether or not paid out of retained earnings or retained surplus), the Company shall pay over to each holder of the Warrants the cash and other property which such holder would have received (together with all distributions thereon) if such holder had exercised the Warrants held by it on the record date fixed in connection with such cash dividend or cash distribution.

               (e) Notice of Determination. Except as otherwise provided herein, upon any adjustment of the Exercise Price, then and in each such case the Company shall promptly obtain the opinion of a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing selected by the Company's Board of Directors, which opinion shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Common Shares issuable upon exercise of the Warrants held by each holder of Warrants, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company shall promptly mail a copy of such accountants' opinion to each holder of Warrants.

               (f) Intent of Provisions. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the other provisions of this Section 2 are not strictly applicable or if strictly applicable, would not fairly protect the rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then such Board of Directors shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing, which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holders of the Warrants. Upon receipt of such opinion by the Board of Directors of the Company, the Company shall forthwith make the adjustments described therein; provided, however, that no such adjustment pursuant to this Section 2(f) shall have the effect of increasing the Exercise Price as otherwise determined pursuant to the other provisions of this Section 2 except in the event of a combination of shares of the type contemplated in Section 2(b) and then in no event to an amount larger than the Exercise Price as adjusted pursuant to Section 2(b).

               3. Other Notices. If at any time prior to the expiration of the Warrants evidenced hereby:

               (a) The Company shall declare any dividend on the Common Shares payable in shares of capital stock of the Company, cash or other property; or

               (b) The Company shall authorize the issue of any options, warrants or rights pro rata to all holders of Common Shares entitling them to subscribe for or purchase any shares of stock of the Company or to receive any other rights; or

               (c) The Company shall authorize the distribution pro rata to all holders of Common Shares of evidences of its indebtedness or assets (excluding cash dividends or cash distributions paid out of retained earnings or retained surplus); or

               (d) There shall occur any reclassification of the Common Shares, or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the Common Shares) or a sale or transfer to another corporation of all or substantially all of the properties of the Company; or

               (e) There shall occur the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

then, and in each of such cases, the Company shall deliver to the registered holder hereof at the last address of such holder appearing on the books of the Company, as promptly as practicable but in any event at least 15 days prior to the applicable record date (or determination date) mentioned below, a notice stating, to the extent such information is available, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or rights are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is expected to become effective and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up.

               4. Representations and Warranties of the Company. The Company represents and warrants to and covenants with the registered holder hereof as follows:

               (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, is duly qualified and in good standing under the laws of any foreign jurisdiction where the failure to be so qualified would have a material adverse effect on its ability to perform its obligations under the Warrants evidenced by this Warrant Certificate and it has full corporate power and authority to issue the Warrants and to carry out the provisions of the Warrants evidenced by this Warrant Certificate.

               (b) The issuance, execution and delivery of this Warrant Certificate has been duly authorized by all necessary corporate action on the part of the Company and each of the Warrants evidenced by this Warrant Certificate constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with the terms hereof, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors' rights, by general principles of equity and by limitations on the availability of equitable remedies.

               (c) Neither the execution and delivery of the Warrants evidenced by this Warrant Certificate by the Company, nor compliance by the Company with the provisions hereof, violates any provision of its Certificate of Incorporation or By-Laws, as amended, or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or will result in any breach of the terms of or constitute a default under or result in the termination of or the creation of any lien pursuant to the terms of any agreement or instrument to which the Company is a party or by which it or any of its properties is bound.

               5. Company to Provide Stock. The Company covenants and agrees that all shares of capital stock of the Company which may be issued upon the exercise of the Warrants evidenced hereby will be duly authorized, validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof to the registered holder hereof. The Company further covenants and agrees that during the period within which the Warrants evidenced hereby may be exercised, the Company will at all times reserve such number of shares of its capital stock as may be sufficient to permit the exercise in full of the Warrants evidenced hereby.

               6. Registered Holder. The registered holder of this Warrant Certificate shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The registered holder of this Warrant Certificate shall not be entitled by virtue of ownership of this Warrant Certificate to any rights whatsoever as a shareholder of the Company.

               7. Transfer. This warrant Certificate and the Warrants evidenced hereby may be sold, transferred, pledged, hypothecated or otherwise disposed of; provided that this

Warrant Certificate and the Warrants evidenced hereby may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless, in the opinion of counsel reasonably satisfactory to the Company, such transfer would not result in a violation of the provisions of the United States Securities Act of 1933 (the "Securities Act"). Any transfer of this Warrant Certificate and the Warrants evidenced hereby, in whole or in part, shall be effected upon surrender of this Warrant Certificate, duly endorsed (unless endorsement is waived by the Company), at the principal office or agency of the Company referred to in Section 1. If all of the Warrants evidenced hereby are being sold, transferred, pledged, hypothecated or otherwise disposed of, the Company shall issue a new Warrant Certificate registered in the name of the appropriate transferee(s). If less than all of the Warrants evidenced hereby are being sold, transferred, pledged, hypothecated or otherwise disposed of, the Company shall issue new Warrant Certificates, in each case in the appropriate number of Warrants, registered in the name of the registered holder hereof and the transferee(s), as applicable. Any Common Shares of the Company issued upon any exercise hereof may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless, in the opinion of counsel reasonably satisfactory to the Company, such transfer would not result in a violation of the Securities Act. Each taker and holder of this Warrant Certificate, the Warrants evidenced hereby and any shares of capital stock of the Company issued upon exercise of any such Warrants, by taking or holding the same, consents to and agrees to be bound by the provisions of this Section 7.

               8. Company to Provide Reports, Etc. While this Warrant Certificate remains outstanding, the Company will mail to the person in whose name this Warrant Certificate is registered copies of all reports and correspondence which the Company mails to its stockholders.

               9.         Registration

               (a) Registration Rights of Holder. If the Company shall receive a written request from the registered holders of at least 75 percent of the shares of Registrable Stock (as hereinafter defined) outstanding at the time of such request for the registration of such shares of Registrable Stock, the Company will promptly notify all registered holders of Warrants and will cause such shares of Registrable Stock as are specified in such written request and any other written requests received from such registered holders within ten days of notice from the Company to such registered holders of such request to be registered as promptly as practicable so as to permit the sale or other distribution of such shares by the registered holders thereof. In connection therewith the Company shall prepare and file on an appropriate form a registration statement under the Securities Act, and the rules and regulations thereunder, covering such shares of Registrable Stock to effect such registration. Notwithstanding the foregoing, (i) the Company shall not be required to file more than one such registration statement pursuant to this Section 9(a), (ii) the Company shall not be obligated to effect any registration pursuant to this Section 9(a) if it has effected a registration of any Common Shares (other than a registration specified in clause (i) of Section 9(b)) during the six-month period immediately preceding such request, and (iii) the request for a registration pursuant to this Section 9(a) may only be made during the first 60 days of the Company's fiscal year, provided that, if such registration can be duly effected without the delivery of audited financial statements of the Company, such request may be made during the remainder of such fiscal year. For purposes of this Section 9, "Registrable Stock" shall include all Common Shares issued or issuable by the Company to the registered holders from time to time of Warrants upon exercise of such Warrants. In the case of any registration pursuant to this Section 9(a) which involves an underwritten public offering, the managing underwriter or underwriters of such offering shall be selected by a majority of the registered holders of Registrable Stock, and shall be acceptable to the Company (which acceptance shall not unreasonably be withheld). In addition, the Company shall not be required to file any such registration statement at any time when the Company is contemplating an underwritten public offering of any of its securities and the registration of the registered holder's Common Shares would, in the good faith judgment of the Company's investment banker, interfere with the orderly sale of such securities by the Company; provided, however, that the Company shall not be able to delay, pursuant to this sentence, any such filing for a period greater than 180 days.

               (b) Piggyback Registration. If the Company shall at any time determine to proceed with the actual preparation and filing of a registration statement under the Securities Act, and the rules and regulations thereunder, in connection with an offering of Common Shares for cash, the Company shall give written notice as promptly as practicable of such determination to each registered holder of Warrants and will include in such registration statement such number of shares of Registrable Stock as each such registered holder shall request within ten days after receipt of such notice from the Company, upon the same terms (including the method of distribution) as such offering is being made; provided, however, that (i) the Company shall not be required to include such Registrable Stock in any registration statement relating solely to Common Shares or other securities to be issued pursuant to any employee benefit plan of the Company; and (ii) in the event that the inclusion of all of the Registrable Stock requested by the registered holder for inclusion pursuant to this Section 9(b) would, in the good faith judgment of the managing underwriter of such offering, interfere with the orderly sale and distribution of the shares of capital stock offered by the Company, the number of shares of Registrable Stock otherwise to be included in the underwritten public offering may be reduced to the extent deemed necessary by such managing underwriter acting in good faith (or the sale of such shares shall be subject to such other conditions as the managing underwriter deems appropriate). The Company may, without the written consent of the registered holder, withdraw such registration statement and abandon the proposed offering in which the registered holder had requested to participate.

               (c) Blue-Sky Laws. The Company shall use all reasonable efforts to effect such registrations, qualifications or exemptions under Blue Sky or other state securities laws as may be necessary to permit or facilitate the sale or other distribution of the Common Shares for which registration is effected pursuant to Section 9(a) or Section 9(b), but the Company shall not be obligated to qualify the securities in any jurisdiction where such qualifications would (i) require the Company to qualify generally to do business as a foreign corporation in such jurisdiction, (ii) subject the Company to taxation in such jurisdiction or (iii) otherwise subject the Company to consent to general service of process in such jurisdiction.

               (d) Minimum Registration. Notwithstanding anything contained herein to the contrary, the Company shall not be required pursuant to
Section 9(a) or Section 9(b) to register on behalf of the registered holder and the other holders of Warrants or the Common Shares issuable upon conversion of Warrants in any one registration statement less than 25,000 Common Shares (or such lesser number of shares which shall constitute all the shares which (i) are held by a registered holder and (ii) are still issuable upon exercise of the Warrants). Such number shall be appropriately adjusted for stock splits, stock dividends, combinations of shares, reclassifications or other similar events.

               (e) Expenses. To the extent permissible in accordance with the requirements of applicable Blue Sky laws and related rules and regulations, and in accordance with the rules of the National Association of Securities Dealers, Inc., the Company will pay all expenses necessary to effect under the Securities Act any registration statements, amendments or supplements filed pursuant to Section 9(a) or Section 9(b) (other than underwriters' discounts and commissions and brokerage commissions and fees, if any, payable with respect to Registrable Shares sold by a registered holder and other than legal and other fees and expenses incurred by a registered holder), including, without limitation, printing expenses, fees of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., expenses of compliance with Blue Sky or other state securities laws, and accounting and legal fees and expenses.

               (f) Indemnification of the Holder By the Company. In the event of any registration pursuant to this Section 9, the Company will indemnify and hold harmless the registered holder and each person, if any, who controls the registered holder within the meaning of the Securities Act, against any losses, claims, damages, expenses (including reasonable attorneys' fees), or liabilities (or actions in respect thereof) under the Securities Act or otherwise, which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the registered holder and each such controlling person for any legal or other expenses reasonably incurred by the registered holder or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or any said amendment or supplement, in reliance upon and in conformity with written information furnished by the registered holder specifically for use in the preparation thereof and will reimburse any legal or other expenses reasonably incurred by the registered holder or any person who controls the registered holder in connection with investigating or defending any such loss, claim, damage, liability or action.

               (g) Indemnification of the Company By the Holder. The registered holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed any such registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said registration statement, said preliminary prospectus, said prospectus, or said amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in said registration statement, said preliminary prospectus, said prospectus, or said amendment or supplement, in reliance upon and in conformity with written information furnished by the registered holder specifically for use in the preparation thereof and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.

               (h) Notice of Claim. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof.

               (i) Defense of Claim. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in the defense thereof, with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party may retain its own counsel, who shall be reasonably satisfactory to the indemnifying party. The reasonable fees and expenses of such counsel shall be borne by the indemnifying party.

               (j) Obligations to Underwriter. With respect to any underwritten offering, the registered holder and the Company shall, in addition to the foregoing, provide the underwriter of such offering with customary representations and warranties, and indemnification, in each instance as shall be reasonably requested by the underwriter, provided, however, that any such agreement to indemnify an underwriter with respect to any preliminary prospectus shall not inure to the benefit of any such underwriter to the extent that any loss, claim, damage or liability of any such underwriter results solely from an untrue statement of material fact contained in, or the omission of a material fact from, such preliminary prospectus which untrue statement or omission was corrected in the final prospectus, if such underwriter failed to send or give a copy of the final prospectus to the person asserting such loss, claim, damage or liability at or prior to the written confirmation of the sale of Common Shares, including Registrable Shares, to such person.

               IN WITNESS WHEREOF, NOVAMETRIX MEDICAL SYSTEMS INC. has caused this Warrant Certificate to be signed by a duly authorized officer and this Warrant Certificate to be dated December 29, 1989.


                                        NOVAMETRIX MEDICAL SYSTEMS INC.


                                        By /s/ William J. Lacourciere
                                          -------------------------------------


Attest:



- ----------------------------------------

                              FORM OF EXERCISE

              (to be executed by the registered holder hereof)

               The undersigned hereby exercises Warrants to subscribe for and purchase shares of common stock, par value $.01 ("Common Shares'), of NOVAMETRIX MEDICAL SYSTEMS INC. evidenced by the within Warrant Certificate and herewith makes payment of the purchase price in full. Kindly issue certificates for the Common Shares in accordance with the instructions given below. The certificate for the unexercised balance, if any, of the Warrants evidenced by the within warrant Certificate will be registered in the name of the undersigned.

Dated:
      ---------------------------------------


                                             ----------------------------------


Instructions for registration of shares



- ---------------------------------------
         Name (please print)


Social Security or Other Identifying
Number:
       --------------------------------


Address:



- ---------------------------------------
               Street



- ---------------------------------------
       City, State and Zip Code

                           Schedule to Exhibit 10(c)


                                                         Warrant
                     Name                             Certificate              Number of Warrants
   ----------------------------------------           -----------              ------------------
   William J. Lacourciere                               No. W-18                         300,000